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Lord Abbett U.S. Government Securities
            Money Market Fund

                                                              2000 ANNUAL REPORT

                               [GRAPHIC OMITTED]

                                                  A fund designed to help you
                                                  with your current income needs
                                                  and preserve your capital

                                     [LOGO]

Report to Shareholders
For the Fiscal Year Ended June 30, 2000

[PHOTO]


/s/ Robert S. Dow
Robert S. Dow

July 10, 2000

"Most money market investors benefited from the rise in short-term interest rates during the past year."

--------------------------------------------------------------------------------

                             =====================
                                     DALBAR
                             Honors Commitment To:
                                    INVESTORS
                                      1999
                             =====================

Lord, Abbett & Co. is proud to announce we have received a DALBAR award for providing consistently good service to shareholder the 1999 Key Honor Award for Mutual Fund Service. DALBAR, Inc. an independent research firm and evaluator of mutual fund service, presents the award to financial services firms that provide consistently solid service to clients.

--------------------------------------------------------------------------------

Lord Abbett U.S. Government Securities Money Market Fund completed its fiscal year on June 30, 2000 with net assets of more than $201 million and a seven-day current yield of 5.39%.* The following chart provides an overview of class-specific data during the fiscal year.

                                                  FISCAL YEAR ENDED 6/30/00
                                              CLASS A       CLASS B      CLASS C
--------------------------------------------------------------------------------
Net asset value                               $ 1.00        $ 1.00       $ 1.00
Dividends                                     $ 0.049       $ 0.041      $ 0.049
Total return**                                + 4.9%        + 4.1%       + 4.9%

The most significant aspect of the Fund's fiscal year is perhaps the fact that rising short-term interest rates proved to benefit most money market investors. In general, investors kept a keen eye on the actions of the Federal Reserve Board (the Fed). The Fed raised short-term interest rates six times between June 1999 and June 2000 in an effort to stem U.S. economic growth. Interestingly, despite the Fed's three interest rate hikes in 1999, the year 2000 began with strong economic growth, rising employment, healthy consumer spending and low inflation. These conditions encouraged investors to shun most fixed-income investments and seek returns in the equity markets. Concurrently, the Treasury Department independently decided to buy back some of its long-term debt (30-year Treasury bonds) and cut back on the number of auctions of 30-year Treasuries during the year from four to two. These two decisions by the Treasury, coupled with the interest rate hikes by the Fed, helped invert the Treasury yield curve in February, causing an unusual situation in which longer-term bonds yield less than bonds with shorter maturities. (The Treasury yield curve is a curve depicting the yield of Treasuries of various maturities.) This resulted in significant outflows of funds from fixed-income mutual funds as fixed-income investments, in general, fell out of favor. However, most money market investors avoided this volatility and benefited from the rise in short-term rates.

By early June, signs of a moderation in growth emerged. When the Fed did not raise interest rates at its June 2000 meeting, many investors took this as a sign that the Fed may be more satisfied that economic growth is, in fact, slowing. On average, Treasuries have changed little since the first quarter of this year. Although intermediate-term Treasuries have fallen slightly in yield, they continue to yield more than long-term maturities.

Your Fund benefited from the increasing interest rate environment over the past year. In terms of managing the portfolio, we maintained an average maturity of approximately 30 days, while concentrating on specific areas of the money market curve that we expected to provide the highest incremental yield. The most significant of these segments continues to be U.S. Government Agency discount notes.

We expect money market rates to track the overall level of interest rates, rising in response to any further rate increases by the Fed. Based on economic indicators from the second quarter of this year, it is still uncertain whether the Fed has contained economic growth to a level that would not, in its opinion, warrant additional rate hikes.

Thank you for including Lord Abbett U.S. Government Securities Money Market Fund in your investment portfolio. We remain committed to helping you achieve your long-term financial goals, and look forward to maintaining our relationship in the coming years.

* The Fund's Class A current yield refers to the income generated by an investment in the Fund over a seven-day period, which is then annualized. The yield quotation more closely reflects the current earnings of the Fund than the total return quotations. Past performance is no indication of future results.

** Total return is the percent change in net asset value, assuming the reinvestment of all distributions.

NOTE: An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. This Fund is managed to maintain, and has maintained, its stable $1.00 per share price.

Statement of Net Assets (unaudited)
June 30, 2000

                           Principal
                           Amount
                    Investments     Rating+ (000)    Value
Investments in Securities 100.41%

U.S. Government    Federal Home Loan Bank
Agency Obligations 5.85% due 8/15/2000              A1+   $   576  $    571,703
100.41%            6.09% due 8/25/2000              A1+     5,000     4,952,776
                   6.16% due 7/7/2000               A1+     5,000     4,994,813
                   6.24% due 8/29/2000              A1+     5,000     4,948,329
                   6.31% due 7/5/2000               A1+     5,000     4,996,478
                   6.42% due 7/21/2000              A1+     5,000     4,982,141
                   Total                                             25,446,240
                   ------------------------------------------------------------
                   Federal Home Loan Mortgage Corporation
                   6.01% due 7/6/2000               A1+     5,000     4,995,775
                   6.04% due 7/6/2000               A1+    10,000     9,991,495
                   6.10% due 8/17/2000              A1+     5,000     4,959,578
                   6.11% due 7/27/2000              A1+    10,000     9,955,380
                   6.36% due 7/18/2000              A1+    10,000     9,969,839
                   6.41% due 8/1/2000               A1+    10,000     9,944,556
                   6.44% due 7/13/2000              A1+     2,035     2,030,625
                   6.45% due 8/17/2000              A1+     2,000     1,983,134
                   6.47% due 9/14/2000              A1+    25,000    24,662,293
                   6.57% due 7/3/2000               A1+    36,800    36,786,566
                   Total                                            115,279,241
                   ------------------------------------------------------------
                   Federal National Mortgage Association
                   5.82% due 8/28/2000              A1+       290       287,220
                   6.06% due 8/3/2000               A1+     1,000       994,363
                   6.06% due 8/21/2000              A1+     5,000     4,956,526
                   6.06% due 8/22/2000              A1+     5,000     4,955,674
                   6.06% due 8/23/2000              A1+     5,000     4,954,821
                   6.09% due 8/10/2000              A1+     5,000     4,965,608
                   6.10% due 8/24/2000              A1+     5,000     4,953,558
                   6.12% due 8/17/2000              A1+     5,000     4,959,401
                   6.41% due 7/18/2000              A1+    12,800    12,761,124
                   6.42% due 8/1/2000               A1+     8,200     8,154,522
                   6.52% due 8/24/2000              A1+    10,000     9,901,630
                   Total                                             61,844,447
                   ------------------------------------------------------------
                   Total U.S. Government Agency Obligations*        202,569,928
================================================================================
Other Assets, Less Liabilities (0.41%)                                 (836,926)
================================================================================
Net Assets 100.00%  (Equivalent  to $1.00 a share  on  190,817,236
                    Class A shares,  8,986,809  Class B shares and
                    1,928,957  Class C shares  of $.001  par value
                    capital stock outstanding; 700,000,000 Class A
                    shares,   100,000,000   Class  B  shares   and
                    200,000,000 Class C shares authorized)         $201,733,002
================================================================================

+     Ratings are unaudited.
* Cost for federal income tax purposes is $202,569,928. Average maturity of investments: 33 days.

      See Notes to Financial Statements.

            Statement of Operations (unaudited)

Investment Income                                       Year Ended June 30, 2000
================================================================================
Income      Interest                                                 $12,712,009
Expenses    --------------------------------------------------------------------
            Management fee                           $ 1,139,097
            12b-1 distribution plan-Class B               77,319
            Shareholder servicing                        646,624
            Registration                                  60,163
            Reports to shareholders                       30,634
            Professional                                  28,144
            Directors' fees                                5,315
            Other                                          2,408
            Total expenses before reductions           1,989,704
            --------------------------------------------------------------------
            Expense reductions                          (105,739)
            --------------------------------------------------------------------
            Net expenses                                               1,883,965
            --------------------------------------------------------------------
            Net investment income                                    $10,828,044
            ====================================================================

            See Notes to Financial Statements.

            Statements of Changes in Net Assets

                  Year Ended June 30,

Increase in Net Assets     2000     1999

Operations  Net investment income (declared as dividends to shareholders)
            Class A                             $  10,218,972     $   7,538,290
            Class B                                   412,327           258,502
            Class C                                   196,745           164,760
            Total                                  10,828,044         7,961,552
            --------------------------------------------------------------------
Capital share  transactions  (dollar amounts and numbers of shares are the same)
--------------------------------------------------------------------------------
Proceeds from shares sold:
            Class A                               487,800,620      510,782,049
            Class B                                16,787,939       25,887,755
            Class C                                12,989,578       42,179,622
            Total                                 517,578,137      578,849,426
            --------------------------------------------------------------------
Net asset value of shares issued to shareholders in reinvestment of dividends:
            Class A                                 9,349,965        6,951,998
            Class B                                   348,228          205,821
            Class C                                   156,512          129,445
            Total                                   9,854,705        7,287,264
            --------------------------------------------------------------------
Cost of shares reacquired:
            Class A                              (490,933,187)    (495,764,765)
            Class B                               (19,337,886)     (16,627,593)
            Class C                               (16,409,786)     (37,891,791)
            Total                                (526,680,859)    (550,284,149)
            --------------------------------------------------------------------
            Increase in net assets                    751,983       35,852,541
--------------------------------------------------------------------------------
Net Assets

            Beginning of year                     200,981,019      165,128,478
            --------------------------------------------------------------------
            End of year                         $ 201,733,002    $ 200,981,019
================================================================================

            See Notes to Financial Statements.

Financial Highlights

                                                                          Class A                                      Class B
                               ----------------------------------------------------   ----------------------------------------
                                                                             Year                             Year 8/1/1996(a)
Per Share Operating                                                         Ended                            Ended          to
Performance:                     2000       1999       1998       1997       1996       2000      1999   6/30/1998   6/30/1997
===================================================================================   ========================================
Net asset value,
beginning of period            $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $  1.00   $  1.00   $  1.00       1.00
-----------------------------------------------------------------------------------   ----------------------------------------
Income from investment
operations

Net investment income             0.049      0.043      0.047      0.046      0.048     0.041     0.036     0.039      0.024
-----------------------------------------------------------------------------------   ----------------------------------------
Distributions

Dividends from
net investment income            (0.049)    (0.043)    (0.047)    (0.046)    (0.048)   (0.041)   (0.036)   (0.039)    (0.024)

Net asset value,
end of year                    $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $  1.00   $  1.00   $  1.00       1.00
-----------------------------------------------------------------------------------   ----------------------------------------
Total Return(c)                    4.93%      4.36%      4.79%      4.66%      4.85%     4.13%     3.76%     4.01%      2.39%(b)
===================================================================================   ========================================
Ratios/Supplemental Data:
===================================================================================   ========================================
Net assets,
end of year (000)              $190,817   $184,600   $162,631   $143,197   $152,531   $ 8,987   $11,188   $ 1,760        244
===================================================================================   ========================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------   ----------------------------------------
Expenses(d)                        0.84%      0.76%      0.83%      0.84%      0.81%     1.59%     1.52%     1.59%      0.99%(b)

Net investment income              4.79%      4.31%      4.68%      4.57%      4.75%     4.01%     3.52%     3.96%      2.38%(b)
===================================================================================   ========================================

                                                                 Class C
                               -----------------------------------------
                                                      Year  7/15/1996(a)
Per Share Operating                                    Ended          to
Performance:                     2000      1999    6/30/1998   6/30/1997
========================================================================
Net asset value,
beginning of period            $  1.00    $  1.00   $  1.00     $  1.00
------------------------------------------------------------------------
Income from investment
operations

Net investment income            0.049      0.043     0.047       0.044
------------------------------------------------------------------------
Distributions

Dividends from
net investment income           (0.049)    (0.043)   (0.047)     (0.044)

Net asset value,
end of year                    $  1.00    $  1.00   $  1.00     $  1.00
------------------------------------------------------------------------
Total Return(c)                   4.93%      4.36%     4.79%       4.47%(b)
========================================================================
Ratios/Supplemental Data:
========================================================================
Net assets,
end of year (000)              $ 1,929    $ 5,193   $   738     $   791
========================================================================
Ratios to Average Net Assets
------------------------------------------------------------------------
Expenses(d)                       0.84%      0.76%     0.84%       0.81%(b)

Net investment income             4.78%      4.27%     4.73%       4.39%(b)
========================================================================

(a)   Commencement of offering Class B and Class C shares respectively.
(b)   Not annualized.
(c)   Total return assumes reinvestment of all distributions.
(d) The ratios for 2000 include expenses paid through an expense offset arrangement.

      See Notes to Financial Statements.

Notes to Financial Statements

1. Significant Accounting Policies

Lord Abbett U.S. Government Securities Money Market Fund (the "Company") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Company:

(a) The Company values securities utilizing the amortized cost method, which approximates market value. Under this method, all investments purchased at a discount are valued by amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity. Securities purchased at face value are valued at cost, which approximates market value.

(b) It is the policy of the Company to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income. Therefore, no federal income tax provision is required.

(c) Security transactions are accounted for on the date that the securities are purchased or sold (trade date). Interest income is recorded on the accrual basis.

(d) Dividends from net investment income are declared each business day and paid monthly. Net investment income (other than distribution and service fees) is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(e) Income distributions are determined in accordance with income tax regulations, which may differ from methods used to determine the corresponding income amounts in accordance with accounting principles generally accepted in the United States of America.

2. Management Fee and Other Transactions with Affiliates

The Company has a management agreement with Lord, Abbett & Co. ("Lord Abbett"), pursuant to which Lord Abbett supplies the Company with investment management, research, statistical and advisory services and pays officers' remuneration and certain other expenses of the Company. The management fee is based on average daily net assets at the following annual rates: 0.50% on the first $250 million, 0.45% on the next $250 million and 0.40% on the excess over $500 million. At June 30, 2000, the management fees payable were $77,974.

The Company has Rule 12b-1 plans and agreements (the "Class A, Class B and Class C Plans") with Lord Abbett Distributor LLC, an affiliate of Lord Abbett, which provides for payments of 0.15% of the average daily net asset value of Class A shares, 0.75% of the average daily net asset value of Class B shares and 0.25% of the average daily net asset value of Class C shares sold, and, at each quarter-end after the first anniversary of the sale of such shares, 0.25% of the average daily net asset value of such shares outstanding. At June 30, 2000, the 12b-1 fees payable with respect to Class B shares were $5,532. The Company is currently not making payments under the Class A and Class C Plans.

Certain of the Company`s officers and directors have an interest in Lord Abbett.

3. Directors` Remuneration

The Directors of the Company associated with Lord Abbett and all officers of the Company receive no compensation from the Company for acting as such. Outside Directors' fees and retirement costs are allocated among all funds in the Lord Abbett group based on the net assets of each fund. Directors' fees payable at June 30, 2000, under a deferred compensation plan, were approximately $127,071.

4. Expense Reduction

The Company has entered into an arrangement with its transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Company's expenses.

Independent Auditors' Report

The Board of Directors and Shareholders,
Lord Abbett U.S. Government Securities Money Market Fund, Inc.:

We have audited the accompanying statement of net assets of Lord Abbett U.S. Government Securities Money Market Fund, Inc. (the "Company") as of June 30, 2000, the related statements of operations for the year then ended and of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Lord Abbett U.S. Government Securities Money Market Fund, Inc. at June 30, 2000, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP

New York, New York
August 10, 2000

[LOGO](R) LORD, ABBETT & CO.
          Investment Management
A Tradition of Performance Through Disciplined Investing


Lord Abbett mutual fund shares are distributed by:
LORD ABBETT DISTRIBUTOR LLC
-----------------------------------------------------

90 Hudson Street o Jersey City, New Jersey 07302-3973                 LAMM-2-600
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